Inventories	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Inventories
21. Inventories

All figures in £ millions	2020	2019
Raw materials	5	5
Work in progress	2	2
Finished goods	116	155
Returns asset	6	7

	129	169

The cost of inventories recognised as an expense and included in the income statement in cost of goods sold amounted to £219m (2019: £231m) including £41m (2019: £33m) of inventory provisions. None of the inventory is pledged as security.
Included within the inventory balance is the estimation of the right to receive goods from contracts with customers via returns. The value of the returns asset is measured at the carrying amount of the assets at the time of sale aligned to the Group’s normal inventory valuation methodology less any expected costs to recover the asset and any expected reduction in value. Impairment charges against the inventory returns asset are £nil in 2020 (2019: £nil). The returns asset all relates to finished goods.
The year on year reduction in inventories is due to increased provisions for obsolescence and a reduction in the production of inventory due to the Group’s digital first strategy.